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                                                                    Exhibit 10.2

                                                       AGREEMENT NUMBER C10519-2


                           SOFTWARE LICENSE AGREEMENT

                                     BETWEEN

                               ECHELON CORPORATION
                               4015 MIRANDA AVENUE
                           PALO ALTO, CALIFORNIA 94304

                                       AND

                                    DEVELOPER

                                       DGS
                               4601 GATEWAY CIRCLE
                                DAYTON, OH 45440



                  Echelon Corporation ("Echelon") enters into this Agreement to license to Developer ("Developer") certain computer programs described in Exhibit A attached hereto in accordance with the terms and conditions of this Agreement.

                  This Agreement consists of this cover page, the attached Terms and Conditions, and Exhibits A (Executable Files, Development Purpose and Developer's Product), B (License Fees), C (Royalties), and D (End User License Restrictions). There are separate sequentially numbered Exhibits A, B and C for each computer program available from Echelon (e.g., Exhibit A-1, Exhibit A-2, etc.). Additional Exhibits A, B and C may be added to this Agreement by execution thereof by both parties. All references in the Terms and Conditions to Exhibit A, Exhibit B, or Exhibit C include all Exhibit A's, all Exhibit B's, or all Exhibit C's in effect, as applicable.

                  Developer has read, understands and agrees to the terms of this Agreement and the undersigned is duly authorized to sign this Agreement.


ECHELON CORPORATION                             DEVELOPER

By:/s/ Oliver R. Stanfield                      By:/s/ Vernon F. Brannon

  Oliver R. Stanfield                             Vernon F. Brannon
(Print Name)                                    (Print Name)

Title: Vice President & CFO                     Title: President

Date: 12-27-93                                  Date: 12-8-93
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                           SOFTWARE LICENSE AGREEMENT
                              TERMS AND CONDITIONS

1                 DEFINITIONS.

         1.1 "Object Code" means the computer program(s) set forth on Exhibit A in object code form.

         1.2 "Documentation" means the documentation accompanying the Object Code.

         1.3 "Executable Files" means the executable files set forth on Exhibit A and the Support Files.

         1.4 "Support Files" means the support files set forth on Exhibit A.

         1.5 "Utilities" means all other files supplied on the distribution disk(s) not defined as Object Code or Support Files.

         1.6 "Licensed Software" means the Object Code, Support Files, Utilities and Documentation.

         1.7 "Developer's Product" shall have the meaning set forth on Exhibit A.

         1.8 "LONTALK(TM) Protocol" means Echelon's protocol for control networks.

         1.9 "Development Purpose" shall have the meaning set forth on Exhibit A.

2                 LICENSE.

         2.1 Object Code. Echelon hereby grants Developer a nonexclusive, nontransferable license to use the Object Code solely for the Development Purpose, and to use the Documentation, Support Files and Utilities to support such efforts. Developer may make one (1) copy of the Licensed Software for backup purposes.

         2.2 Executable Files. Echelon further grants Developer a nonexclusive, nontransferable, worldwide license to use, reproduce and distribute Executable Files. Developer may distribute the Executable Files only incorporated into and as an integral part of Developer's Product. The foregoing license shall be effective upon execution by Developer and Echelon of Exhibit C, and Exhibit C may be executed at any time prior to distribution by Developer of Executable Files.

         2.3 Developer's Product. If Developer's Product as defined on Exhibit A is a computer program and not a hardware product, then Developer agrees that the Developer's Product into which the Executable Files are incorporated will include software supplied
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by Developer which, by an objective examination of features and functions, represents a significant enhancement and transformation of the Licensed Software and results in a product substantially different from the Licensed Software. Developer further agrees that it will not use any Licensed Software for the purpose of developing, or incorporate the Licensed Software into, development systems for developing applications which use the LONTALK Protocol.

         2.4 Breach. Upon Echelon's request, Developer shall furnish to Echelon evidence of compliance with the provisions of Section 2.3. Developer acknowledges and agrees that its compliance with Section 2.3 is within the sole discretion of Echelon, and that Developer's failure to comply with these restrictions will enable Echelon to terminate this Agreement with respect to the Licensed Software for which Developer is not in compliance immediately upon notice without Developer's opportunity to cure.

         2.5 Distributors. Developer may exercise its distribution rights granted pursuant to Section 2.2 above through the use of third party distributors, resellers, dealers and sales representatives (collectively, "Distributors"). Each Distributor authorized by Developer shall agree in writing to be bound by the provisions of Sections 3, 6, 7 and 8 hereof. Distributors shall have no right to modify or reproduce (except as necessary to demonstrate the Developer's Product to potential customers) the Licensed Software.

         2.6 Ownership. Developer acknowledges that the Licensed Software is the proprietary and confidential information of Echelon or its suppliers and that Echelon or its suppliers retain all right, title, and interest in and to the Licensed Software, including without limitation all copyrights and other proprietary rights.

         2.7 Restrictions. Developer agrees not to reverse engineer, reverse assemble, decompile, or otherwise attempt to derive source code from the Licensed Software. Developer may not use, modify, reproduce, sublicense, distribute or otherwise provide to third parties the Licensed Software, in whole or in part, other than as permitted under this Agreement. Developer is permitted to allow third party contractors to use the Licensed Software at Developer's place of business for the purposes set forth in Section 2.1 above, provided that: (i) the Licensed Software is conspicuously identified as Confidential Information as provided in Section 9 of this Agreement; and (ii) with respect to the Licensed Software such contractor is subject to a confidentiality obligation at least as stringent as that set forth in Section 9 this Agreement. Developer shall have no right to reproduce, distribute or otherwise provide to third parties the Documentation, except as provided in the previous sentence.


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3                 END USER LICENSE RESTRICTIONS.

                  The following provisions of this Section 3 apply only if Developer's Product as defined on Exhibit A is a computer program and not a hardware product:

         (i) Each copy of Developer's Product containing any Executable Files that is distributed hereunder shall be distributed pursuant to a software license agreement between Developer and the end user that incorporates the terms and conditions set forth on Exhibit D. In jurisdictions in which an enforceable copyright covering the Licensed Software exists, the agreement may be a written agreement in the package containing such Developer's Product that is fully visible to the end user and that the end user accepts by opening the package. In all other jurisdictions, such agreement must be a written agreement signed by the end user. Developer agrees to use its best efforts to enforce the obligations of its end user software license agreements and to inform Echelon immediately of any known breach of such obligations. Echelon may modify the terms of Exhibit D upon sixty (60) days written notice to Developer. After the end of such period, such Developer's Product may be distributed only pursuant to the modified terms.

         (ii) Notwithstanding the foregoing paragraph, Developer shall not be obligated to distribute such Developer's Product pursuant to a software license agreement as described in the foregoing paragraph for copies of such Developer's Product that are distributed internally for Developer's internal business purposes. For each such copy of Developer's Product, Developer agrees to be bound by the restriction in Sections 1, 2, 4, 5, 6, 10, and 11 of Exhibit D with respect to the Executable Files included in the Developer's Product.

4                 CONSIDERATION.

         4.1 License Fees. In consideration for the license granted pursuant to Section 2.1, Developer agrees to pay to Echelon the one-time nonrefundable license fee(s) set forth on Exhibit B. Upon receipt of Developer's executed Exhibit B and a purchase order for the Licensed Software, Echelon will invoice Developer for such fee. Payment of the invoiced amount will be due within thirty (30) days of the invoice date. Any invoiced amount not paid when due may bear interest at the rate of one and one-half percent (1 1/2%) per month or, if less, the maximum amount permitted by applicable law.

         4.2      Royalties.

                  (a) In consideration for the license granted pursuant to
Section 2.2, Developer agrees to pay to Echelon the royalties set forth on Exhibit C for each copy of the Executable Files that is distributed by or for Developer according to the terms of

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Exhibit C. If Developer's Product incorporating such Executable Files, as defined on Exhibit A, is a computer program, the royalty shall be due for each copy distributed and each copy shall be distributed for use only on a single computer and not for use in a network. If Developer's Product incorporating such Executable Files, as defined on Exhibit A, is a hardware product, the royalty shall be due for each copy of such Executable Files distributed in each hardware product. As used in this Section 4, "distribute" includes, but is not limited to, distributed internally for business purposes other than solely for development.

                  (b) Developer shall pay, within thirty (30) days after the end of each calendar quarter or part thereof during the term of this Agreement, the aggregate royalties for all such Developer's Products distributed by Developer during such quarter. Developer will also submit to Echelon within thirty (30) days after the end of each calendar quarter or part thereof during the term of this Agreement, a reasonably detailed report for the quarter for which such royalties are due, which describes (i) the number of such Developer's Products distributed by Developer, and (ii) the calculation of the royalties due.

                  (c) Notwithstanding paragraph (a) above, no royalty will be payable for limited numbers of such Developer's Product distributed by Developer internally and to Distributors solely for marketing and sales demonstrations. In addition, if such Developer's Product as defined on Exhibit A is a computer program and not a hardware product, no royalties will be payable for limited copies of Developer's Product distributed solely for the following purposes; (i) limited copies internally and to Distributors for product maintenance and support; (ii) as back up copies; (iii) as error corrections that are distributed generally to third party customers for no fee (or for media and handling charges only); or (iv) as error corrections that are distributed to internal users, provided, that such error corrections do not incorporate new features or functions.

         4.3      Taxes.

                  (a) The fees and royalties payable hereunder do not include any sales, use, excise, value-added, or similar taxes that may be applicable. When Echelon has the legal obligation to collect such taxes, the appropriate amount shall be added to Developer's invoice and paid by Developer unless Developer provides Echelon with a valid tax exemption certificate authorized by the appropriate taxing authority. Echelon agrees to take such steps as may be practical to minimize such taxes.

         (b) All payments by Developer shall be made free and clear of, and without reduction for, any withholding taxes. Any such taxes which are otherwise imposed on payments to Echelon shall be the sole responsibility of Developer. Developer shall

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provide Echelon with official receipts issued by the appropriate taxing authority or such other evidence as is reasonably requested by Echelon to establish that such taxes have been paid. Developer will cooperate with Echelon and take all actions reasonably necessary in order to secure a reduction or elimination of withholding taxes pursuant to any income tax treaty between the United States and the jurisdiction of the appropriate taxing authority, as applicable.

         4.4 Audit Rights. Developer agrees to make and to maintain, until the expiration of two (2) years after the last payment under this Agreement is due, complete books, records and accounts regarding products distributed by Developer and payments due to Echelon hereunder. Echelon will have the right not more than once every six (6) months to examine such books, records and accounts during Developer's normal business hours to verify Developer's reports and payments made to Echelon under this Agreement. Developer agrees promptly to pay the amount of any shortfall and, if any such examination discloses a shortfall in payment to Echelon of more than five percent (5%) for any quarter, to pay or reimburse Echelon for the reasonable auditing expenses incurred in connection with such examination.

5                 SUPPORT.

                  Support, updates and training will be provided pursuant to Echelon's standard programs, policies and prices. Developer agrees that any Licensed Software update or upgrade (the "Replacement Software") provided by Echelon is subject to this Agreement. In the event that Echelon provides Developer with Replacement Software, then Developer agrees to destroy all copies of the prior release of the applicable Licensed Software within thirty (30) days after receipt of Replacement Software; provided, however, that Developer may retain one copy of the prior release for backup, archival and support purposes.

6                 WARRANTY AND DISCLAIMER.

                  Echelon warrants that the media on which the Licensed Software is delivered will be free from defects in materials and workmanship for a period of ninety (90) days after delivery. Except as expressly provided above, Echelon licenses the Licensed Software to Developer on an "AS IS" basis. ECHELON AND ITS SUPPLIERS MAKE AND DEVELOPER RECEIVES NO WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE LICENSED SOFTWARE OR ITS USE OR OPERATION, ALONE OR IN COMBINATION WITH DEVELOPER'S PRODUCT.


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7                 LIMITATION OF LIABILITY.

                  IN NO EVENT SHALL ECHELON OR ITS SUPPLIERS BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE USE OR DISTRIBUTION OF LICENSED SOFTWARE BY DEVELOPER OR ANY THIRD PARTY, WHETHER UNDER THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), INDEMNITY, PRODUCT LIABILITY OR OTHERWISE. IN NO EVENT SHALL ECHELON'S LIABILITY EXCEED THE TOTAL AMOUNT PAID BY DEVELOPER TO ECHELON FOR THE LICENSED SOFTWARE GIVING RISE TO SUCH LIABILITY.

8                 LABELLING.

         8.1 Notices. Developer shall not remove any copyright notices or proprietary legends contained within the Licensed Software. Developer shall include a copyright notice in Developer's Product that contains Executable Files if such Developer's Product as defined on Exhibit A is a computer program, and on Developer's Product if such Developer's Product as defined on Exhibit A is a hardware product, reflecting the copyright ownership of Echelon and, if appropriate, of Developer. Developer agrees to indicate in Developer's documentation for such Developer's Product that such product contains copyrighted material of Echelon.

         8.2 Trademarks. Unless Echelon otherwise agrees in writing, Developer may not use any Echelon trademarks, service marks, trade names, or logos in any products, advertising, brochures, or promotional materials.

9                 CONFIDENTIALITY.

         9.1 Confidential Information. Developer acknowledges that information which Echelon discloses to Developer in a tangible form and which is marked "Confidential" or "Proprietary" (or with a similar legend), or that is disclosed orally and confirmed in writing as confidential within a reasonable time, constitutes the proprietary and confidential information of Echelon ("Confidential Information"). Even if not so marked, the parties agree that the Licensed Software and Documentation shall be "Confidential Information" hereunder.

         9.2 Use and Disclosure. Developer agrees not to use, disclose, distribute or disseminate Confidential Information except as expressly permitted under this Agreement. Developer agrees to restrict access to such Confidential Information to only those employees who need such Confidential Information in order for Developer to exercise its rights hereunder. Developer will not use such materials at a location other than Developer's address listed above without Echelon's consent.

         9.3 Remedies. Developer acknowledges that breach of the foregoing confidentiality obligation would cause irreparable harm

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to Echelon, the extent of which would be difficult to ascertain. Accordingly,
Developer agrees that Echelon may seek immediate injunctive relief in the event of a breach by Developer or any of its employees of the provisions of this
Section 9. In the event of such a breach, Echelon shall have the right to terminate this Agreement immediately upon notice without opportunity to cure. In addition, Developer shall indemnify Echelon for all losses, damages, costs and expenses which Echelon may sustain or incur as a result of such a breach.

         9.4 Notification. Developer agrees to notify Echelon promptly in the event of any breach of its security under conditions in which it would appear that the Confidential Information were prejudiced or exposed to loss. Developer shall, upon request of Echelon, take all other reasonable steps necessary to recover any compromised trade secrets disclosed to or placed in the possession of Developer by virtue of this Agreement. The cost of taking such steps shall be borne solely by Developer.

         9.5 Exceptions. The foregoing restrictions will not apply to information that Developer can demonstrate: (i) was known to Developer at the time of disclosure to Developer by Echelon as shown by the files of Developer in existence at the time of disclosure; (ii) has become publicly known through no wrongful act of Developer; (iii) has been rightfully received from a third party authorized by Echelon to make such disclosure without restriction; (iv) has been approved for release by written authorization of Echelon; or (v) has been independently developed by Developer without any use of Confidential Information and by employees or other agents of Developer who have not been exposed to the Confidential Information, provided that Developer can demonstrate such independent development by a preponderance of the evidence, including documented evidence prepared contemporaneously with such independent development.

10                DELIVERY OF THE LICENSED SOFTWARE.

                  Echelon will deliver to Developer the number of sets of the Licensed Software set forth on Exhibit B upon receipt of Developer's executed Exhibit B and purchase order for the Licensed Software. Each set may contain copies of the Object Code, Utilities and Support Files in more than one version or more than one medium; Developer's license permits use of only one copy from each set as provided herein.

11                INDEMNIFICATION.

         11.1 By Echelon. Echelon shall indemnify and hold harmless Developer from and against all liabilities payable to third parties and reasonable expenses of Developer (including reasonable fees of attorneys and other professionals) resulting from any infringement by the Licensed Software of any copyright

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or trade secret of any third party. Developer shall promptly notify Echelon of any such claim and, at Echelon's option, permit Echelon to control the defense and settlement thereof. Developer shall not enter into any settlements that affect Echelon without the prior written consent of Echelon, which shall not be unreasonably withheld. In the event of such infringement, Echelon shall use every reasonable effort to obtain a license under the intellectual property rights that are infringed; provided that if in Echelon's judgment such a license is not available on reasonable terms, Echelon may terminate the licenses granted to Developer hereunder with respect to the infringing Licensed Software upon written notice to Developer. Echelon shall have no liability for infringement based on (i) use of other than the current release of the Licensed Software,
(ii) modification of the Licensed Software, or (iii) the combination or use of the Licensed Software with software or any item or process not furnished by Echelon if such infringement would have been avoided by the use of the Licensed Software alone. IN NO EVENT SHALL ECHELON'S LIABILITY UNDER THIS SECTION 11.1 EXCEED THE TOTAL AMOUNT PAID BY DEVELOPER TO ECHELON FOR THE LICENSED SOFTWARE GIVING RISE TO SUCH LIABILITY. THIS SECTION 11.1 STATES ECHELON'S ENTIRE OBLIGATION WITH RESPECT TO INFRINGEMENT BY SUCH MATERIALS OF INTELLECTUAL PROPERTY RIGHTS.

         11.2 By Developer. Except to the extent Echelon is responsible for a claim under Section 11.1 above, Developer shall indemnify, hold harmless and, at Echelon's request, defend Echelon from and against any and all claims, liabilities and expenses (including reasonable fees of attorneys and other professionals) arising out of or in connection with Developer's use or distribution of the Licensed Software.

12                TERM AND TERMINATION.

         12.1 Term. This Agreement shall continue in full force and effect unless and until terminated as provided in Section 12.2 below or in Section 2.4, 9.3, 11.1 or 13.2.

         12.2     Termination.

                  (a) If either party defaults in the performance of any provision of this Agreement, then the non-defaulting party may give written notice to the defaulting party that if the default is not cured within thirty
(30) days the Agreement will be terminated. If the non-defaulting party gives such notice and the default is not cured during the thirty (30) day period, then the Agreement will terminate immediately upon notice by the non-defaulting party.

                  (b) This Agreement will terminate automatically without notice, (i) upon the institution by or against Developer of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of Developer's debts, (ii)

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upon Developer's making an assignment for the benefit of creditors, or (iii) in the event of Developer's dissolution or insolvency.

                  (c) Developer may terminate this Agreement either in its entirety or with respect to particular Licensed Software for any reason or for no reason upon thirty (30) days written notice to Echelon.

         12.3 Effect of Termination. In the event of termination of this Agreement, all rights and licenses granted herein shall terminate, except that the following provisions shall apply: (i) Developer may continue to distribute Developer's Product that contains the Executable Files for a period of ninety
(90) days after the effective date of such termination, subject to the payment of applicable royalties; and (ii) Developer may continue to use the Licensed Software only to provide support for third party end users existing as of the end of the ninety (90) day period only for so long as Developer is contractually obligated to provide such support and for internal end users for a one hundred eighty (180) day period after the effective date of termination; provided, however, that the foregoing provisions shall not apply if this Agreement is terminated by Echelon pursuant to Section 9.3 or for the material default of Developer, or is terminated by Developer pursuant to Section 12.2(c) above, and the foregoing provisions shall not apply with respect to Licensed Software for which Developer's rights are terminated pursuant to Section 2.4 or 11.1. Promptly following termination of Developer's rights under this Section 12.3, Developer shall return to Echelon all copies of the Licensed Software then in its possession or control and erase any such copies from computer memory.

         12.4 Survival. The parties' rights and obligations under Sections 2.6, 2.7, 4, 6, 7, 8, 9, 11 and 13 shall survive any termination of this Agreement. All end user licenses granted by Developer to third parties prior to termination or the end of the ninety (90) day period provided for in Section 12.3 above, as applicable, shall also survive. In addition, Developer's license shall survive with respect to copies of Developer's Product containing Executable Files that were distributed internally prior to termination or the end of the ninety (90) day period provided for in Section 12.3 above, as applicable, for so long as Developer is not in breach of the applicable provisions of Exhibit D as set forth in Section 3.

         12.5 No Waiver. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of such provision. The rights of Echelon under this Section 12 are in addition to any other rights and remedies provided by law or under this Agreement.


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13                MISCELLANEOUS.

         13.1 Assignment. This Agreement may not be assigned by Developer without the prior written consent of a duly authorized representative of Echelon, and any purported assignment without such consent shall be void ab initio.

         13.2 Change of Control. In the event that any third party directly or indirectly takes over or assumes the control of Developer or of substantially all of Developer's assets then Echelon shall have the right to terminate this Agreement effective upon notice to Developer.

         13.3 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, U.S.A., except that body of California law concerning conflicts of law.

         13.4 Arbitration. Either party may institute a suit for injunctive relief to prevent a breach of this Agreement (plus an award of costs and attorneys' fees), and Echelon may institute an action for royalties under this Agreement (plus costs and attorneys' fees), in any court of competent jurisdiction; as to any such suit, both parties accept, and hereby submit, to the nonexclusive in personam jurisdiction of any state or federal court in San Francisco or Santa Clara County, California. Any other dispute arising out of or in connection with or relating to this Agreement shall be determined by binding arbitration conducted in accordance with this Agreement, and, at its sole election, Echelon may elect such arbitration instead of a court action for adjudication of a royalty dispute.

                  (a) Initiation of Arbitration. Either party may commence an arbitration proceeding hereunder by delivering a written demand to the other party describing the dispute in sufficient detail to apprise the other party of the facts and legal theory upon which the demanding party bases its claim and stating the relief requested.

                  (b) Selection of Arbitrator. If the parties are unable to agree on an arbitrator within twenty (20) days after receipt of the demand for arbitration, the parties shall, within ten (10) days after expiration of the twenty-day period, exchange lists setting forth five names of proposed arbitrators; each party shall be entitled to strike up to three names from the other party's list; and the unstricken names shall be submitted to the President of the American Arbitration Association and the arbitrator shall be selected by him or his designee from among the names submitted. In the event of any failure in the process, the arbitrator shall in any event be selected by the President of the American Arbitration Association or his designee.


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                  (c) Limitation on Powers of Arbitrator. The arbitrator shall apply California law (without reference to rules of conflicts of law) to the merits of the dispute but the arbitrator shall not in any circumstances have the power or authority to add to or detract from this Agreement, to find any provision of this Agreement unconscionable or otherwise unenforceable or to award any party punitive damages or any other remedy or damages prohibited by this Agreement.

                  (d) Arbitration Hearing. The arbitration hearing shall be conducted at a place (and at times) designated by the arbitrator in San Francisco or in Santa Clara County, California and shall begin not later than ninety (90) days after receipt of the demand for arbitration and, regardless of the number of issues presented, shall last no longer than fifteen (15) business days, with each side limited to half of the available hearing time for presentation of its evidence, examination and cross-examination of witnesses and argument. Except to the extent inconsistent with this Agreement, the hearing shall be conducted in accordance with the provisions of California Code of Civil Procedure Sections 1282, et seq., and such other rules of procedure as the parties may agree upon.

                  (e) Decision; Costs. The arbitrator shall render a decision within thirty (30) days after conclusion of the arbitration hearing. The joint costs of arbitration (such as court reporting costs and the arbitrator's fees) shall be borne equally by the parties except that the arbitrator, in his or her discretion, may award such costs and/or reasonable attorney's fees and other costs to be paid by the losing party to the prevailing party.

         13.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, by messenger or by telecommunication, addressed to the addresses first set forth above or at such other address furnished with a notice in the manner set forth herein. In the case of Echelon such notices shall be sent to the Chief Financial Officer and in the case of Developer any such notices shall be sent to ___________________________, or such other names provided by one party to the other. Such notices shall be deemed to have been served when delivered or, if delivery is not accomplished by reason of some fault of the addressee, when tendered.

         13.6 Disclaimer of Agency. This Agreement shall not be construed as creating an agency, partnership or any other form of legal association between the parties.

         13.7 Partial Invalidity. If any paragraph, provision, or clause thereof in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this

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Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall negotiate, in good faith, a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement. The parties agree that all consideration for the promises made and obligations undertaken in this Agreement is stated herein and that neither party executes this Agreement in reliance on representations not included in this document.

         13.8 Complete Understanding. This Agreement, including all Exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No terms of any purchase order issued by Developer shall be deemed to add to, delete or modify the terms and conditions of this Agreement. No amendment to or modification of this Agreement will be binding unless in writing and signed by a duly authorized representative of both parties.

         13.9 Export Controls.

                  (a) Developer understands and acknowledges that Echelon is subject to regulation by agencies of the U.S. Government, including the U.S. Department of Commerce, which prohibit export or diversion of certain products and technology to certain countries. Any and all obligations of Echelon to provide products as well as any technical assistance shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, International Trade Administration, Bureau of Export Administration. Developer agrees to cooperate with Echelon, including, without limitation, providing required documentation, in order to obtain export licenses or exemptions therefrom. Developer warrants that it will comply with the Export Administration Regulations or other United States laws and regulations in effect from time to time.

                  (b) Without in any way limiting the provisions of this Agreement, Developer agrees that unless prior written authorization is obtained from the Bureau of Export Administration or the Export Administration Regulations explicitly permitting the reexport, it will not export, reexport, or transship, directly or indirectly, to country groups S or Z (as defined in the Export Administration Regulations and which currently consist of Cambodia, Cuba, Libya, North Korea, and Vietnam), any of the technical data or software (if the described on the Control List with a letter "A" following its Export Control ___ Number).

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         13.10. Governmental Approval. Developer represents and warrants that no consent, approval or authorization of or designation, declaration or filing with any governmental authority is required in connection with the valid execution and delivery of this Agreement. Alternatively, if any such actions are required, Developer agrees to use its best efforts to obtain such consent, approval or authorization and agrees to complete such designation, declaration or filing. Echelon will cooperate as reasonably requested by Developer for the completion of such required actions. Developer promptly will provide Echelon with copies of any documents in connection with such actions.

         13.11. United States Dollars. All license fees and royalties under this Agreement are quoted and to be paid in United States Dollars.

                                                     Agreement Number C2-10519-2


                                   EXHIBIT A-7
                       LONMANAGER(TM) API/LITE for Windows
              EXECUTABLE FILES, DEVELOPMENT PURPOSE AND DEVELOPER'S
                                     PRODUCT


A.       The Object Code is the LONMANAGER API/LITE for Windows
         Dynamic Link Libraries.

B. "Executable Files" means the LONMANAGER API/LITE for Windows Dynamic Link Libraries.

C.       "Support Files" means the files LB2LM.BAT, LONDB.DBD,
         LDB.IMP, LONALT.DBD, LB200.DBD, LB210.DBD, SNVT.TYP,
         LDBIMP.EXE, LDBIMP2.EXE, LDBCD.COM, DBIMP.EXE, DBEXP.EXE, DBCHECK.EXE, AND INITDB.EXE.

D. "Developer's Product" means Developer's computer program(s) that are designed to operate with Echelon's LONWORKS(TM) technology and products, provided, that such Developer's Product may not be used in a network comprised of more than one (1) channel or more than fifty (50) NEURON(R) Chips. Developer's Product is a computer program.

E. "Development Purpose" means the purpose of incorporating calls to the Object Code into Developer's Product.

                           Agreement Number C6-10519-2

                                  EXHIBIT A-11

                        LONMANAGER(R) NSS for Windows(R)

          EXECUTABLE FILES, DEVELOPMENT PURPOSE AND DEVELOPER'S PRODUCT

A. The Object Code is the LonManager NSS for Windows Dynamic Link Libraries.

B. "Executable Files" means the LonManager NSS for Windows Dynamic Link
Libraries.

C. "Support Files" means those files listed in the file SUPPORT.TXT in the LonManager NSS for Windows DOC directory. Support Files also includes the source code file LDV32.C and the corresponding object code file LDV32.DLL. Developer shall be entitled to modify the file LDV32.C only for the purpose of adapting the file LDV32.DLL for use with the Developer's Product, pursuant to the following terms:

         (i) Notwithstanding Section 2.2 of the Software License Agreement, Developer shall have no right to reproduce (except for backup purposes as provided in Section 2.1) or distribute the source code file LDV32.C.

         (ii) Developer's right to distribute the Support File LDV32.DLL is limited to the object code either provided by Echelon or the object code corresponding to Developer's modifications of the source code file LDV32.C in accordance with the foregoing provisions.

D. "Developer's Product" means Developer's computer program(s) that are designed to operate with Echelon's LONWORKS(R) technology and products. Developer's Product is a computer program.

E. "Development Purpose" means the purpose in incorporating calls to the Object Code into Developer's Product.

                           Agreement Number C8-10519-2

                                  EXHIBIT A-13
                             LCA Field Compiler API
          EXECUTABLE FILES, DEVELOPMENT PURPOSE AND DEVELOPER'S PRODUCT

A. "Object Code" means those files set forth in the file OBJECT.TXT in the product LICENSE directory.

B. "Executable Files" means those files set forth in the EXECUTE.TXT file in the product LICENSE directory. As used herein, "Neuron C Compiler" means that subset of Executable Files identified in EXECUTE.TXT associated with the LCA Neuron C Compiler and "Neuron C Debugger" means that subset of Executable Files identified in EXECUTE.TXT associated with the LCA Neuron C Debugger.

C. "Support Files" means those files listed in the file SUPPORT.TXT in the product LICENSE directory.

D. "Developer's Product" means Developer's computer program(s), solely in executable form, that are designed to operate with Echelon's LONWORKS(R) technology and products. Developer's Product is a computer program. Developer's Product shall exclude (i) general purpose development systems for developing applications that use Echelon's LonTalk(R) Protocol, (ii) development systems for developing computer programs written in programming languages that are primarily text-based, including, but not limited to, Neuron C, C, C++, Ada, Forth, Pascal, Basic, Fortran, Assembly, and similar languages, or (iii) applications that generate images to be loaded into programmable or mask-programmed read-only memory (PROM or ROM).

E. "Development Purpose" means the purpose of incorporating calls to the Object Code into Developer's Product.

F. Additional software that is not designated as Object Code, Support Files or Utilities will be provided in the EXA or EXAMPLES directories and their subdirectories. Developer shall have the right to use, modify, reproduce and distribute such software, in binary form only, solely for use with Developer's Product. Except as specifically modified by the previous sentence, such software shall be considered to be the Licensed Software for all purposes under this Agreement except that the indemnity set forth in Section 11 shall not apply to such software, AND ECHELON DISCLAIMS ANY WARRANTY OF NONINFRINGEMENT WITH RESPECT TO SUCH SOFTWARE.

G. For the purposes of the LCA Field Compiler API, Section 2.1 is replaced with the following: "2.1 Object Code. Echelon hereby grants Developer a non-exclusive, nontransferable license to use the Object Code solely for the Development Purpose, and to use the Documentation, Support Files and Utilities to support such efforts. Developer may make up to three (3) copies of the Licensed Software solely to exercise the rights granted above and one (1) copy of the Licensed Software for backup purposes."

H. For the purposes of the LCA Field Compiler API, add the following sentences to the end of Section 4.2(a): "Royalty rates for Developer's Product are initially fixed as follows: (A) for royalty level 1, the royalty rates set forth in Exhibit C-13 shall be fixed for the shorter of: (1) a period of three (3) years after the first day of the calendar quarter in which royalties first accrue under this Exhibit C-13, or (2) a period of four (4) years after the date this Exhibit A-13 has been signed by both parties; and (B) for royalty levels other than level 1, the royalty rates shall be fixed until the end of the quarter during which the applicable prepayment is exhausted. In subsequent quarters, Developer's royalty level shall be at level 1 of the then current Exhibit C-13 (or successor), unless Developer changes to a different level by making a new nonrefundable prepayment prior to the start of the calendar quarter pursuant to the then current Exhibit C-13 (or successor). From time to time Echelon shall provide Developer with a copy of the then current Exhibit C-13 (or successor)."

I. For the purposes of the LCA Field Compiler API, add the following to the end of Section 8.1 "Developer shall ensure that Documentation and technical literature for Developer's Product shall identify the version numbers of the LCA Field Compiler API components as described in the Product Marking Requirements appendix of the LCA Field Compiler API Programmer's Guide. If the appendix is not include in the programmer's guide, then the version numbers of the Neuron C Compiler, Neuron C Debugger (if supported), Neuron Chip firmware, and the Debug Kernel shall be identified."

                           Agreement Number C8-15019-2

                             LCA Field Compiler API
          EXECUTABLE FILES, DEVELOPMENT PURPOSE AND DEVELOPER'S PRODUCT

J. For the purposes of the LCA Field Compiler API, Section 5 is replaced in its entirety with the following:

5.       SUPPORT

         5.1 Definition. "Support" means (i) responses to inquiries regarding the use of the Licensed Software when such inquiries are submitted via either telephone, electronic mail, or facsimile during Echelon's business hours, and
(ii) updates to the Licensed Software that Echelon provides generally to its support customers for no additional fee other than the support fee all as further described in the LonSupport for LNS/LCA Program Services document. Echelon's business hours are Monday through Friday, 8:00 to 16:30, Pacific time in the US, 9:00 to 17:00 Greenwich Mean Time in Europe and 9:00 to 17:00 in Japan. Services is not available on Echelon's regularly scheduled holidays. When Echelon does not respond immediately to a Support inquiry, Echelon will use reasonable efforts to respond within four (4) business hours of receipt in the US and Japan, and eight (8) business hours in Europe. Developer may designate up to three individuals who may place support calls with Echelon.

         5.2 Term and Renewal. For a period of one (1) year after the date that Exhibit A-13 has been signed by both parties (the "Support Period"), Echelon will provide Support to Developer at no additional charge other than the license fee. At least sixty (60) days prior to the end of then current Support term, Echelon will provide Developer with Echelon's then current policies and prices and issue an invoice to Developer for a twelve (12) month renewal term. Developer may renew Support by paying the amount of the invoice or by issuing a purchase order therefor on or before the last day of the then current term. If Developer fails to renew the Support, the Support will automatically terminate at the end of the then current term (and notwithstanding any failure of Echelon to provide notice under this Section 5.2). If Developer allows the Support to terminate without renewal and subsequently orders Support, than such Support shall again be governed by this Agreement and the then current Echelon standard policies and prices for Support.

         5.3 Updates. Developer agrees that any Licensed Software update or upgrade (the "Replacement Software") provided by Echelon is subject to this Agreement (whether provided as part of Support or for a separate fee). In the event that Echelon provides Developer with Replacement Software, then Developer agrees to destroy all copies of the prior release of the applicable Licensed Software within thirty (30) days after receipt of Replacement Software; provided, however, that Developer may retain one copy of the prior release for backup, archival and support purposes.



ECHELON CORPORATION                          DEVELOPER: Dayton General
                                             Systems

Signature:/s/ Oliver R. Stanfield            Signature:/s/ Vernon F. Brannon
---------------------------------            -------------------------------
  Oliver R. Stanfield                          Vernon F. Brannon
  -------------------------------            -------------------------------
(Print Name)                                 (Print Name)
Title: Vice President & CFO                  Title: President
       ---------------------------                  ----------------
Date:  2-2-96                                Date:  2-2-96
       ------                                       ------

                           Agreement Number C8-10519-2

                                  EXHIBIT A-14U
          NSS for Windows Upgrade to LNS Developer's Network Management
                   Used With Visual ControlKit for Windows(R)
          EXECUTABLE FILES, DEVELOPMENT PURPOSE AND DEVELOPER'S PRODUCT

A. "Object Code" means those files set forth in the file OBJECT.TXT in the product LICENSE directory.

B. "Executable Files" means those files set forth in the EXECUTE.TXT file in the product LICENSE directory.

C. "Support Files" means those files listed in the file SUPPORT.TXT in the product LICENSE directory.

D. "Developer's Product" means Developer's computer program(s), solely in executable form, that are designed to operate with Echelon's LONWORKS(R) technology and products. Developer's Product is a computer program.

E. "Development Purpose" means the purpose of incorporating calls to the Object Code into Developer's Product.

F. Additional software that is not designated as Object Code, Support Files or Utilities will be provided in the EXA or EXAMPLES directories and their subdirectories. Developer shall have the right to use, modify, reproduce and distribute such software, in binary form only, solely for use with Developer's Product. Except as specifically modified by the previous sentence, such software shall be considered to be the Licensed Software for all purposes under this Agreement except that the indemnity set forth in Section 11 shall not apply to such software, AND ECHELON DISCLAIMS ANY WARRANTY OF NONINFRINGEMENT WITH RESPECT TO SUCH SOFTWARE.

G. For the purposes of the LNS Developer's Kit for Windows, Section 2.1 is replaced with the following: "2.1 Object Code. Echelon hereby grants Developer a non-exclusive, nontransferable license to use the Object Code solely for the Development Purpose, and to use the Documentation, Support Files and Utilities to support such efforts. Developer may make up to three (3) copies of the Licensed Software solely to exercise the rights granted above and one (1) copy of the Licensed Software for backup purposes."

H. For the purposes of the LNS Developer's Kit for Windows, add the following sentences to the end of Section 4.2(a): "Royalty rates for Developer's Product are initially fixed as follows: (A) for royalty level 1, the royalty rates set forth in Exhibit C-14U shall be fixed for the shorter of: (1) a period of three
(3) years after the first day of the calendar quarter in which royalties first accrue under this Exhibit C-14U, or (2) a period of four (4) years after the date this Exhibit A-14U has been signed by both parties; and (B) for royalty levels other than level 1, the royalty rates shall be fixed until the end of the quarter during which the applicable prepayment is exhausted. In subsequent quarters, Developer's royalty level shall be at level 1 of the then current Exhibit C-14U (or successor), unless Developer changes to a different level by making a new nonrefundable prepayment prior to the start of the calendar quarter pursuant to the then current Exhibit C-14U (or successor). From time to time Echelon shall provide Developer with a copy of the then current Exhibit C-14U (or successor)."

                           Agreement Number C8-10519-2

          NSS for Windows Upgrade to LNS Developer's Kit for Windows(R) EXECUTABLE FILES, DEVELOPMENT PURPOSE AND DEVELOPER'S PRODUCT

I. For the purposes of the LNS Developer's Kit for Windows, Section 5 is replaced in its entirety with the following:

         5. SUPPORT.

         5.1 Definition. "Support" means (i) responses to inquiries regarding the use of the Licensed Software when such inquiries are submitted via either telephone, electronic mail, or facsimile during Echelon's business hours, and
(ii) updates to the Licensed Software that Echelon provides generally to its support customers for no additional fee other than the support fee all as further described in the LonSupport for LNS/LCA Program Services document. Echelon's business hours are Monday through Friday, 8:00 to 16:30, Pacific time in the US, 9:00 to 17:00 Greenwich Mean Time in Europe and 9:00 to 17:00 in Japan. Service is not available on Echelon's regularly scheduled holidays. When Echelon does not respond immediately to a Support inquiry, Echelon will use reasonable efforts to respond within four (4) business hours of receipt in the US and Japan, and eight (8) business hours in Europe. Developer may designate up to three individuals who may place support calls with Echelon.

         5.2 Term and Renewal. Developer has the right to separately order LonSupport for LNS/LCA for one year periods according to these terms and conditions and at Echelon's then current prices. At least sixty (60) days prior to the end of the then current Support term, Echelon will provide Developer with Echelon's then current policies and prices and issue an invoice to Developer for a twelve (12) month renewal term. Developer may renew Support by paying the amount of the invoice or by issuing a purchase order therefor on or before the last day of the then current term. If developer fails to renew the Support, the Support will automatically terminate at the end of the then current term (and notwithstanding any failure of Echelon to provide notice under this Section 5.2). If Developer allows the Support to terminate without renewal and subsequently orders Support, then such Support shall again be governed by this Agreement and the then current Echelon standard policies and prices for Support.

         5.3 Updates. Developer agrees that any Licensed Software update or upgrade (the "Replacement Software") provided by Echelon is subject to this Agreement (whether provided as part of Support or for a separate fee). In the event that Echelon provides Developer with Replacement Software, then Developer agrees to destroy all copies of the prior release of the applicable Licensed Software within thirty (30) days after receipt of Replacement Software; provided, however, that Developer may retain one copy of the prior release for backup, archival and support purposes.



ECHELON CORPORATION                            DEVELOPER: DGS, Inc.

Signature:/s/ Oliver R. Stanfield              Signature:/s/ Daniel B. Lackey
          ----------------------------                   -----------------------
  Oliver R. Stanfield                            Daniel B. Lackey
  -------------------                            ----------------
(Print Name)                                   (Print Name)
Title: Vice President                          Title: Secretary
       ---------------------                          ----------------
Date:  Nov. 5, 1996                            Date:  10/30/96
       -----------------                              -------------



Windows is a registered trademark of Microsoft Corporation.

                                Agreement Number
                                                                      C2-10519-2

                                   EXHIBIT B-7
                       LONMANAGER(TM) API/LITE for Windows
                                API LICENSE FEES


Licensed Software
Echelon Model
No.                                                                  License Fee
                  Description                            Quantity
---------------   -------------------------------------  --------    -----------
   31400          LONMANAGER API/Lite for Windows            1         $9,450


         A. Echelon has notified Developer that the LONMANAGER API/LITE for Windows Licensed Software is not currently released for shipment. In order to enable Developer to commence development and distribution of Developer's Product incorporating the Executable Files under the terms of this Agreement, Echelon has agreed to provide Developer with Echelon's API for Windows Licensed Software on a temporary basis. Developer acknowledges that the following functions that are resident in Echelon's API for Windows Object Code will not be resident in the API/Lite for Windows Object Code when it is released (the "Reserved Functions"):

ldb_build_load_order                    ldb_calc_timers
ldb_configure_rtr                       ldb_free_topology_data
ldb_get_chan_order                      ldb_get_chan_order_list
ldb_get_conflicting_routers             ldb_get_redundant_rtrs
ldb_get_segments                        ldb_get_srve_pin_domain
ldb_get_topology_limits                 ldb_recalc_topology
ldb_rtr_in_path                         ldb_set_topology_limits
lon_rtr_prog_id                         lxt_build_load_order
lxt_check_all_rtr_config                lxt_check_rtr_config
lxt_check_source_chan                   lxt_configure_rtr
lxt_configure_rtr_subnet                lxt_get_msg_domain
lxt_get_rtr_srvc_pin                    lxt_install_rtr
lxt_get_srvc_pin_domain                 lxt_merge_subnet
lxt_merge_domain                        lxt_router_down_side
lxt_replace_rtr_domain                  ldb_get_near_chan
lxt_router_near_side

         B. Developer agrees that it will not incorporate the Reserved Functions in Executable Files produced under this Agreement and to return all copies of the API for Windows Licensed Software to Echelon within thirty (30) days of Developer's receipt of the API/Lite for Windows Licensed Software

ECHELON CORPORATION                           DEVELOPER



ECHELON CORPORATION                           DEVELOPER


By:/s/ Oliver R. Stanfield                    By:/s/ Vernon F. Brannon
   -------------------------------               ------------------------

  Oliver R. Stanfield                           Vernon F. Brannon
  --------------------------------              -------------------------
(Print Name)                                  (Print Name)

Title:  Vice President & CFO                  Title:  President
        --------------------------                    -------------------

Date: 12-27-93                                Date: 12-7-93
      --------------                                -------------

                                Agreement Number
                                                                      C6-10519-2

                                  EXHIBIT B-11
                        LONMANAGER(TM) NS for Windows(C)
                                API LICENSE FEES


Licensed Software
Echelon Model
No.                                                                  License Fee
                  Description                            Quantity
---------------   -------------------------------------  --------    -----------
   34300          LONMANAGER NSS for Windows                 1         $2,495


         A. Echelon has notified Developer that the LONMANAGER NSS for Windows Licensed Software is not currently released for shipment. In order to enable Developer to commence development and distribution of Developer's Product incorporating the Executable Files under the terms of this Agreement, Echelon has agreed to provide Developer with a prototype version of Echelon's LonManager NSS for Windows (the "Prototype Product") on a temporary basis.

Developer acknowledges that the LonManager NSS for Windows Licensed Software may be different than the Prototype Product provided hereunder. Developer may reproduce and distribute up to twenty-five (25) copies of Developer's Product using the Prototype Product solely for beta testing purposes and no royalty shall be due for such beta copies under section 4.2 but such beta copies shall otherwise be subject to all terms and conditions of this Agreement. Developer agrees that it will recall such copies of Developer's Product from its beta test customers promptly upon release by Echelon of the commercial version of the Licensed Software, but in any event not later than twelve (12) months after the date of this Agreement. Developer agreed that Echelon will own all rights, title and interest in and to any modifications to the Licensed Software resulting from Developer comments on the Prototype Product.

         B. Developer agrees that Echelon may publish Developer's company name as a participant in the NSS for Windows Early Access Program.

ECHELON CORPORATION                           DEVELOPER


By:/s/ Oliver R. Stanfield                    By:/s/ Vernon F. Brannon
   -------------------------------               ------------------------

  Oliver R. Stanfield                           Vernon F. Brannon
  --------------------------------              -------------------------
(Print Name)                                  (Print Name)

Title:  Vice President & CFO                  Title:  President
        --------------------------                    -------------------

Date: 7-31-95                                 Date: 7-31-95
      ----------------------------                  ---------------------

                                Agreement Number
                                                                      C6-10519-2

                                  EXHIBIT B-13
                             LCA Field Compiler API
                                  LICENSE FEES


Licensed Software
Echelon Model
No.                                                                 License Fee
                    Description                    Quantity
-----------         ---------------------------    --------         ------------
   33300            LCA Field Compiler API             1              $4,995


         A. As of the date of this Agreement, Developer designates the following individual to fulfill Developer's royalty reporting requirements under this Agreement.


Name:   Vernon F. Brannon                        Title:   President
Address: 2492 Technical Drive                    Phone #: (513) 847-7800
          Miamisburg, OH 45342                   Fax #:   (513) 847-7810



Developer agrees to notify Echelon of any change in the above information.




ECHELON CORPORATION                           DEVELOPER


By:/s/ Oliver R. Stanfield                    By:/s/ Vernon F. Brannon
   -------------------------------               ------------------------

  Oliver R. Stanfield                           Vernon F. Brannon
  --------------------------------              -------------------------
(Print Name)                                  (Print Name)

Title:  Vice President & CFO                  Title:  President
        --------------------------                    -------------------

Date:  2/2/96                                 Date:  2 Feb 1996
       ---------------------------                   --------------------

                                Agreement Number
                                                                        C8-

                                  EXHIBIT B-14U
          NSS for Windows Upgrade to LNS Developer's Kit for Windows(C)
                                  LICENSE FEES


Licensed Software
Echelon Model
No.                                                                  License Fee
                  Description                         Quantity
-----------       -------------------------------     --------       -----------
34301-05          NSS for Windows Upgrade to LNS          1            $1,750
                  Developer's Kit for Windows

         A. Developer agrees that its rights with respect to the LonManager NSS for Windows product under the Agreement and Exhibits A-11, B-11, and C-11, or the LonManager(R) NSS for Windows(R) Early Access Program Agreement, as applicable, are hereby terminated.

Echelon has notified Developer that the LNS Developer's Kit for Windows Licensed Software is not currently released for shipment. In order to enable Developer to commence development and distribution of Developer's Product incorporating the Executable Files under the terms of this Agreement, Echelon has agreed to provide Developer with a prototype version of Echelon's LNS Developer's Kit for Windows (the "Prototype Product") on a temporary basis.

Developer acknowledges that the LNS Developer's Kit for Windows Licensed Software may be different than the Prototype Product provided hereunder. Developer may reproduce and distribute up to twenty-five (25) copies of Developer's Product using the Prototype Product solely for beta testing purposes and no royalty shall be due for such beta copies under section 4.2 but such beta copies shall otherwise be subject to all terms and conditions of this Agreement. Developer agrees that it will recall such copies of Developer's Product from its beta test customers promptly upon release by Echelon of the commercial version of the Licensed Software, but in any event not later than twelve (12) months after the date of this Agreement. Developer agrees that Echelon will own all rights, title and interest in and to any modifications to the Licensed Software resulting from Developer comments on the Prototype Product.

         B. Developer agrees that Echelon may publish Developer's company name as a participant in the LNS Early Access Program.

         C. As of the date of this Agreement, Developer designates the following individual to fulfill Developer's royalty reporting requirements under this Agreement.


Name:  Daniel B. Lackey                          Title: Secretary
Address: 2492 Technical Drive                    Phone #: 937-847-7800
          Miamisburg, OH 45342                   Fax #:  937-847-7810


Developer agrees to notify Echelon of any change in the above information.

ECHELON CORPORATION                                           DEVELOPER

Signature:/s/ Oliver R. Stanfield           Signature:/s/ Daniel B. Lackey
          --------------------------                  -------------------------

  Oliver R. Stanfield                         Daniel B. Lackey
       -----------------------------               ----------------------------
(Print Name)                                (Print Name)

Title: Vice President & CFO                 Title: Secretary
       -----------------------------               ----------------------------
Date:  Nov. 5, 1996                         Date:  10/30/96
       -----------------------------               ----------------------------

                                Agreement Number
                                                                      C2-10519-2

                                   EXHIBIT C-7
                       LONMANAGER(TM) API/LITE for Windows
                                  API ROYALTIES

         A.       Royalties.

Licensed
Software
Echelon
Model No.               Description                               Royalty
---------               -----------                               -------

31400-1    LONMANAGER API.LITE for Windows Royalty Level 1          $60
31400-2    LONMANAGER API.LITE for Windows Royalty Level 2          $55
31400-3    LONMANAGER API.LITE for Windows Royalty Level 3          $50
31400-4    LONMANAGER API.LITE for Windows Royalty Level 4          $45
31400-5    LONMANAGER API.LITE for Windows Royalty Level 5          $36
31400-6    LONMANAGER API.LITE for Windows Royalty Level 6          $30
31400-7    LONMANAGER API.LITE for Windows Royalty Level 7          $27
31400-8    LONMANAGER API.LITE for Windows Royalty Level 8          $24
31400-9    LONMANAGER API.LITE for Windows Royalty Level 9          $21
31400-10   LONMANAGER API.LITE for Windows Royalty Level 10         $18

                                                     Unit Volume
                           Item                      Commitment Level
                           ----                      ----------------
LONMANAGER API.LITE for Windows Royalty Level 1                    Less than 25
LONMANAGER API.LITE for Windows Royalty Level 2              25 to 99 inclusive
LONMANAGER API.LITE for Windows Royalty Level 3            100 to 249 inclusive
LONMANAGER API.LITE for Windows Royalty Level 4            250 to 999 inclusive
LONMANAGER API.LITE for Windows Royalty Level 5        1,000 to 2,499 inclusive
LONMANAGER API.LITE for Windows Royalty Level 6        2,500 to 4,999 inclusive
LONMANAGER API.LITE for Windows Royalty Level 7        5,000 to 9,999 inclusive
LONMANAGER API.LITE for Windows Royalty Level 8      10,000 to 24,999 inclusive
LONMANAGER API.LITE for Windows Royalty Level 9      25,000 to 49,999 inclusive
LONMANAGER API.LITE for Windows Royalty Level 10                 50,000 or more

         B. For the first year of this Agreement, Developer's royalty will be based on Developer's expected volume for such year. For each subsequent year of this Agreement,, Developer's royalty will be based on the volume actually achieved in the previous year.

         C. Developer's expected volume for the first year of this Agreement as mutually agreed with Echelon is __________________. If no volume level is set forth in the previous sentence, then Developer shall be deemed to have specified level 1.

ECHELON CORPORATION                      DEVELOPER

Signature:/s/ Oliver R. Stanfield        Signature:/s/ Vernon F. Brannon
          --------------------------               ---------------------------
  Oliver R. Stanfield                      Vernon F. Brannon
  ----------------------------------       -----------------------------------
(Print Name)                             (Print Name)

Title: Vice President & CFO              Title: President
       -----------------------------            ------------------------------

Date:  12-27-93                          Date:  12-7-93
       -----------------------------            ------------------------------

                                Agreement Number
                                                                      C6-10519-2

                                  EXHIBIT C-11
                       LONMANAGER(TM) NSS for Windows(TM)
                                    ROYALTIES

A.       Royalties.

         As used herein, "Node" means a device that implements layers 1 through 6 of the LonTalk Protocol. Developer's royalty payment for each copy of an Executable File that is distributed by or for Developer shall be based on the number of Nodes that the Executable File can access as set forth in the table below. An Executable File shall be deemed to have unlimited Node capacity unless Developer explicitly restricts the capacity of the Executable File either by implementing source code that prevents the user from creating and accessing networks with more than 64 Nodes or by implementing any other method for achieving such limitation as described in the Documentation.

Royalty           Annual Unit Volume              Unlimited Node        64 Node
 Level             Commitment Level                  Capacity          Capacity
 -----             ----------------                  --------          --------
   1                 Less than 25                     $150.00           $45.00
   2              25 to 99 inclusive                  $135.00           $40.50
   3             100 to 249 inclusive                 $120.00           $36.00
   4             250 to 999 inclusive                 $105.00           $31.50
   5           1,000 to 2,499 inclusive               $ 90.00           $27.00
   6           2,500 to 4,999 inclusive               $ 75.00           $22.50
   7           5,000 to 9,999 inclusive               $ 67.50           $20.25
   8          10,000 to 24,999 inclusive              $ 60.00           $18.00
   9          25,000 to 49,999 inclusive              $ 52.50           $15.75
  10          50,000 to 74,999 inclusive              $ 45.00           $13.50
  11          75,000 to 99,999 inclusive              $ 37.50           $11.25
  12         100,000 to 249,999 inclusive             $ 33.75           $10.13
  13         250,000 to 499,999 inclusive             $ 30.00           $ 9.00
  14         500,000 to 999,999 inclusive             $ 26.25           $ 7.88
  15       1,000,000 to 1,499,999 inclusive           $ 22.50           $ 6.75
  16             1,500,000 and greater                $ 18.75           $ 5.63

B. For the first year of this Agreement, Developer's royalty will be based on Developer's expected volume for such year. Developer's volume will be calculated as the sum of all royalty-bearing Executable Files distributed by or for Developer under this Agreement. For each subsequent year of this Agreement, Developer's royalty will be based on the volume actually achieved in the previous year.

C. Developer's expected volume for the first year of this Agreement as mutually agreed with Echelon is __________________. If no volume level is set forth in the previous sentence, then Developer shall be deemed to have specified level 1.

D. As of the date of this Agreement, Developer designates the following individual to fulfill Developer's royalty reporting requirements under this
Agreement:

Name:                                 Title:
      -----------------------------          ----------------------------------
Address:                              Phone #:
        ---------------------------          ----------------------------------
                                      Fax #:
      -----------------------------          ----------------------------------

Developer agrees to notify Echelon of any change in the above information.

                                Agreement Number
                                                                      C6-10519-2

                              EXHIBIT C-11 (cont.)
                        LONMANAGER(TM) NSS for Windows(C)
                                    ROYALTIES

E. For the purposes of the LonManager NSS for Windows, add the following new
Section 4.2(d):

         "(d) As used herein, "Node" means a device that implements layers 1 through 6 of the LonTalk Protocol and "Demonstration Copy" means a version of Developer's Product that includes any Executable Files that is (i) distributed for pre-sales, marketing purposes only to Developer's potential customers, (ii) distributed for no fee (or for media and handling charges only), and (iii) can install and manage only two Nodes. Notwithstanding paragraph (a) above, no royalty will be payable for a reasonable number of Demonstration Copies distributed by or for Developer. Developer shall submit to Echelon within thirty
(30) days after the end of each calendar quarter or part thereof during the term of this Agreement a reasonably detailed report for the quarter of the number of Demonstration Copies distributed by or for Developer. All other terms of this Agreement remain in effect with respect to Demonstration Copies, including but not limited to Section 3, END USER LICENSE RESTRICTIONS."

F. For the purposes of the LonManager NSS for Windows, add the following new
Section 4.2(e):

         "(e) If Echelon provides Replacement Software (as defined in Section 5) to Developer for no fee (or for media and handling charges only), and if Developer distributes such Replacement Software to its existing licensees of the Executable Files for no fee (or for media and handling charges only), then no royalty shall be due for such Replacement Software. If Echelon charges a fee (other than media and handling charges only) for such Replacement Software, and/or if Developer charges its customers a fee (other than media and handling charges only) for such Replacement Software, and such Replacement Software is distributed to Developer's existing licensees of the Executable Files, then the royalty due for such Replacement Software shall be 15% of the royalty due by Developer according to the level set forth in item A. In any event, the standard royalty shall be due for copies of Replacement Software that are distributed to customers that are not existing licensees of the Executable Files."

ECHELON CORPORATION                           DEVELOPER

Signature:/s/ Oliver R. Stanfield             Signature:/s/ Vernon F. Brannon
          -----------------------------                 ------------------------
  Oliver R. Stanfield                           Vernon F. Brannon
---------------------------------------         --------------------------------
(Print Name)                                  (Print Name)

Title: Vice President & CFO                   Title: President
       --------------------------------                 ------------------------

Date:  7-31-95                          Date:  7-31-95
       --------------------------------        ---------------------------------

                                Agreement Number
                                                                      C8-10519-2

                                  EXHIBIT C-13
                             LCA Field Compiler API
                                    ROYALTIES

A.       Royalties.

           Royalty             Prepaid           Neuron C      Neuron C
            Level             Royalties          Compiler      Debugger
            -----             ---------          --------      --------
              1                   None            $800.00       $400.00
              2                $15,000            $360.00       $180.00

B. The royalties set forth above vary with the amount of nonrefundable prepayment made by Developer. In order to select a royalty level 2, Developer shall pre-pay royalties to Echelon as set forth above. Such prepayment is creditable at the rate of 100% against royalties payable by Developer to Echelon under this Agreement, SOLELY FOR DEVELOPER'S PRODUCT UNDER THIS EXHIBIT C-13 (or successor). Any such credit shall be shown by Developer in its royalty reports required hereunder. In the quarter that such prepayment is exhausted, Developer's royalty obligation for additional copies of Developer's Product in such quarter shall remain at level 2. In subsequent quarters, Developer's royalty level shall be at level 1 of the then current Exhibit C-13 (or successor), unless Developer changes to a different level by making a new nonrefundable prepayment prior to the start of the calendar quarter pursuant to the then current Exhibit C-13 (or successor).

C. For the purposes of the LCA Field Compiler API, add the following new Section 4.2(d):

         "(e) If Echelon provides Replacement Software (as defined in Section 5) to Developer for no fee (or for media and handling charges only), and if Developer distributes such Replacement Software to its existing licenses of the Executable Files for no fee (or for media and handling charges only), then no royalty shall be due for such Replacement Software. If Echelon charges a fee (other than media and handling charges only) for such Replacement Software, and/or if Developer charges its customers a fee (other than media and handling charges only) for such Replacement Software, and such Replacement Software is distributed to Developer's existing licensees of the Executable Files, then the royalty due for such Replacement Software shall be 15% of the royalty due by Developer according to the level set forth in item A. In any event, the standard royalty shall be due for copies of Replacement Software that are distributed to customers that are no existing licensees of the Executable Files."

ECHELON CORPORATION                             DEVELOPER

Signature:/s/ Oliver R. Stanfield               Signature:/s/ Vernon F. Brannon
          ----------------------------                    ----------------------
  Oliver R. Stanfield                             Vernon F. Brannon
--------------------------------------          --------------------------------
(Print Name)                                    (Print Name)

Title: Vice President & CFO                     Title: President
       -------------------------------                 -------------------------

Date:  2/2/96                          Date:  2 Feb 1996
      --------------------------------        ----------------------------------

                                Agreement Number
                                                                     C8-

                                  EXHIBIT C-14U
          NSS for Windows Upgrade to LNS Developer's Kit for Windows(C)
                                    ROYALTIES

A.       Royalties.

         As used herein, "Node" means a device that implements layers 1 through 6 of the LonTalk Protocol. Developer's royalty payment for each copy of an Executable File that is distributed by or for Developer shall be based on the number of Nodes that the Executable File can access as set forth in the table below. An Executable File shall be deemed to have 32,385 Node capacity unless Developer explicitly restricts the capacity of the Executable File either by implementing source code that prevents the user from creating and accessing networks with more than a fixed number of nodes or by implementing any other method for achieving such limitation as described in the Documentation.

  Royalty      Prepaid      32 Node     256 Node      1,024 Node      4,096 Node     8,192 Node     32,385 Node
   Level      Royalties    Capacity     Capacity       Capacity        Capacity       Capacity        Capacity
   -----      ---------    --------     --------       --------        --------       --------        --------
     1             None    $ 56.00      $ 119.00       $ 250.00       $ 445.00       $  750.00       $1,950.00
     2         $ 15,000    $ 25.20      $  53.55       $ 112.50       $ 204.75       $  337.50       $  877.50
     3         $ 50,000    $ 18.48      $  39.27       $  82.50       $ 150.15       $  247.50       $  643.50
     4         $150,000    $ 13.44      $  28.56       $  60.00       $ 109.20       $  180.00       $  468.00
     5         $500,000    $  8.96      $  19.04       $  40.00       $  72.80       $  120.00       $  312.00

B. The royalties set forth above vary with the amount of nonrefundable prepayment made by Developer. In order to select a royalty level other than 1, Developer shall pre-pay royalties to Echelon at the level chosen by Developer. Such prepayment is creditable at the rate of 100% against royalties payable by Developer to Echelon under this Agreement SOLELY FOR DEVELOPER'S PRODUCT UNDER THIS EXHIBIT C-14U (or successor). Any such credit shall be shown by Developer in its royalty reports required hereunder. In the quarter that such prepayment is exhausted, Developer's royalty obligation for additional copies of Developer's Product in such quarter shall be at the level that corresponds to such prior prepayment. In subsequent quarters, Developer's royalty level shall be at level 1 of the then current Exhibit C-14U (or successor), unless Developer changes to a different level by making a new nonrefundable prepayment prior to the start of the calendar quarter pursuant to the then current Exhibit C-14U (or successor).

C. For the purposes of the LNS Developer's Kit for Windows, add the following new Section 4.2(d):

         "(d) As used herein, "Node" means a device that implements layers 1 through 6 of the LonTalk Protocol and "Demonstration Copy" means a version of Developer's Product that includes any Executable Files that is (i) distributed for pre-sales, marketing purposes only to Developer's potential customers, (ii) distributed for no fee (or for media and handling charges only), and (iii) can install and manage only two Nodes. Notwithstanding paragraph (a) above, no royalty will be payable for a reasonable number of Demonstration Copies distributed by or for Developer. Developer shall submit to Echelon within thirty
(30) days after the end of each calendar quarter or part thereof during the term of this Agreement a reasonably detailed report for the quarter of the number of Demonstration Copies distributed by or for Developer. All other terms of this Agreement remain in effect with respect to Demonstration Copies, including but not limited to Section 3, END USER LICENSE RESTRICTIONS."

                                Agreement Number
                                                                      C8-10519-2

                            EXHIBIT C-14U (continued)
           NSS for Windows Upgrade to LNS Developer's Kit for Windows
                                    ROYALTIES

D. For the purposes of the LNS Developer's Kit for Windows, add the following new Section 4.2(e):

         "(e) If Echelon provides Replacement Software (as defined in Section 5) to Developer for no fee (or for media and handling charges only), and if Developer distributes such Replacement Software to its existing licenses of the Executable Files for no fee (or for media and handling charges only), then no royalty shall be due for such Replacement Software. If Echelon charges a fee (other than media and handling charges only) for such Replacement Software, and/or if Developer charges its customers a fee (other than media and handling charges only) for such Replacement Software, and such Replacement Software is distributed to Developer's existing licensees of the Executable Files, then the royalty due for such Replacement Software shall be 15% of the royalty due by Developer according to the level set forth in item A. In any event, the standard royalty shall be due for copies of Replacement Software that are distributed to customers that are not existing licensees of the Executable Files."

ECHELON CORPORATION                                  DEVELOPER

Signature:/s/ Oliver R. Stanfield            Signature:/s/ Daniel B. Lackey

  Oliver R. Stanfield                         Daniel B. Lackey
(Print Name)                                (Print Name)

Title: Vice President & CFO                 Title: Secretary

Date:  Nov. 5, 1996                         Date:  10/30/96

                                Agreement Number
                                                                      C8-10519-2

                                    EXHIBIT D
                          END USE LICENSE RESTRICTIONS

         All end user licenses of Developer's Product shall include provisions that:

         (1) only a non-exclusive, non-transferable license to use the copy of the software on either (a) a single computer, or (b) a network server for access by one user, by way of a terminal or computer attached to the network server, is granted. Should the user choose to install the software on additional computers, or increase user access via a network server, the user must first acquire a license for each additional such computer or user who will use the software, as applicable, with the understanding that at any one time (and regardless of the number of media sets included with the software), the number of computers on which the software is installed or users who are permitted to use the software, as applicable, may not exceed the number of single-user licenses that the user has;

         (2) Developer or its suppliers retains all title and copyrights to the software, and all copies thereof, and the license is not a sale;

         (3) the end user may not copy the software, except for one (1) copy of the software solely for backup purposes and provided that the end user reproduces proprietary notices on the copy;

         (4) the end user may not modify, translate, reverse assemble, decompile, or disassemble the software;

         (5) use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in DOD FARS 252.227-7013 or FAR 52.227, as applicable, or equivalent rights;

         (6) Echelon is a direct and intended beneficiary of the license agreement and may enforce it directly against the end user;

         (7) Echelon shall not be liable to the end user for any loss of data, lost profits, cost of cover or other special, incidental, punitive, consequential, or indirect damages arising out of the use of the software;

         (8) Echelon makes no warranties, express, implied or statutory, regarding the software, including without limitation the implied warranties of merchantability and fitness for a particular purpose;

         (9) the end user's rights with respect to the software may be terminated, either immediately or after a notice period not exceeding thirty
(30) days, upon unauthorized copying of the software or failure to comply with the restrictions contained in the license agreement; and

         (10) upon termination of the license, the end user shall return all copies of the software to the party from which the software was acquired.

         Echelon may be referred to as Developer's supplier.

                                Agreement Number
                                                                      C2-10519-2

                                    EXHIBIT D
                          END USER LICENSE RESTRICTIONS


         All end user licenses of Developer's Product shall include provisions that:

         (1) only a non-exclusive, non-transferable license to use the copy of the software provided on a single computer is granted;

         (2) the software may not be used by more than one user at a time, or in a network or multi-user system;

         (3) Developer or its suppliers retains all title and copyrights to the software, and all copies thereof, and the license is not a sale;

         (4) the end user may not copy the software, except for one (1) copy of the software solely for backup purposes and provided that the end user reproduces proprietary notices on the copy;

         (5) the end user may not modify, translate, reverse assemble, decompile, or disassemble the software;

         (6) use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in DOD FARS 252.227-7013 or FAR 52.227, as applicable, or equivalent rights;

         (7) Echelon is a direct and intended beneficiary of the license agreement and may enforce it directly against the end user;

         (8) Echelon shall not be liable to the end user for any loss of data, lost profits, cost of cover or other special, incidental, punitive, consequential, or indirect damages arising out of the use of the software;

         (9) Echelon makes no warranties, express, implied or statutory, regarding the software, including without limitation the implied warranties of merchantability and fitness for a particular purpose;

         (10) the end user's rights with respect to the software may be terminated, either immediately or after a notice period not exceeding thirty
(30) days, upon unauthorized copying of the software or failure to comply with the restrictions contained in the license agreement;

         (11) upon termination of the license, the end user shall return all copies of the software to the party from which the software was acquired.

         Echelon may be referred to as Developer's supplier.